SPIN-OFF (Tables)	12 Months Ended
Dec. 31, 2013
Spin-off Disclosure [Abstract]
Equity Impact of Spin-off
Our shareholders' equity decreased by $1,162 million as a result of the spin-off of MVW. We show in the following table the components of the decrease, which was primarily noncash and principally consisted of the net book value of the net assets we contributed to MVW in the spin-off:

($ in millions)	2011
Cash and equivalents	$52
Accounts and notes receivable	247
Inventory	982
Other current assets	293
Property and equipment and other	284
Loans to timeshare owners	987

Other current liabilities	(533)
Current portion of long-term debt	(122)
Long-term debt	(773)
Other long-term liabilities	(255)
SPIN-OFF OF MVW	$1,162